Exhibit 10.1
GOODRX HOLDINGS, INC.
NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAM
Third Amended and Restated effective as of May 27, 2026
Eligible Directors (as defined below) on the board of directors (the “Board”) of GoodRx
Holdings, Inc. (the “Company”) shall be eligible to receive cash and equity compensation as set forth in this Non- Employee Director Compensation Program (this “Program”). The cash and equity compensation described in this Program shall be paid or be made, as applicable, automatically as set forth herein and without further action of the Board, to each member of the Board who is not an employee of the Company or any of its parents, affiliates or subsidiaries and who is determined by the Board to be eligible to receive compensation under this Program (each, an “Eligible Director”), who may be eligible to receive such cash or equity compensation, unless such Eligible Director declines the receipt of such cash or equity compensation by written notice to the Company.
This Program, as amended, shall become effective as of the date first set forth above (the
“Effective Date”) and shall remain in effect until it is revised or rescinded by further action of the Board.
This Program may be amended, modified or terminated by the Board at any time in its sole discretion. No
Eligible Director shall have any rights hereunder, except with respect to equity awards granted pursuant to Section 2 of this Program.
1.Cash Compensation.
a.Annual Retainers. Each Eligible Director shall be eligible to receive an annual cash retainer of $50,000 for service on the Board.
b.Additional Annual Retainers. An Eligible Director shall be eligible to receive the following additional annual retainers, as applicable:
(i)Chairman of the Board or Co-Chairman of the Board. An Eligible
Director serving as the Chairman of the Board or Co-Chairman of the Board shall be eligible to receive an additional annual retainer of $75,000 for such service.
(ii)Audit and Risk Committee. An Eligible Director serving as Chairperson of the Audit and Risk Committee shall be eligible to receive an additional annual retainer of $20,000 for such service. An Eligible Director serving as a member of the Audit and Risk Committee (other than the Chairperson) shall be eligible to receive an additional annual retainer of $10,000 for such service.
(iii)Compensation Committee. An Eligible Director serving as Chairperson of the Compensation Committee shall be eligible to receive an additional annual retainer of $15,000 for such service. An Eligible Director serving as a member of the Compensation Committee (other than the Chairperson) shall be eligible to receive an additional annual retainer of $10,000 for such service.
(iv)Nominating and Corporate Governance Committee. An Eligible
Director serving as Chairperson of the Nominating and Corporate Governance Committee shall be eligible to receive an additional annual retainer of $10,000 for such service. An Eligible Director serving as a member of the Nominating and Corporate Governance Committee (other than the
Chairperson) shall be eligible to receive an additional annual retainer of $10,000 for such service.
Chairperson) shall be eligible to receive an additional annual retainer of $10,000 for such service.
c.Payment of Retainers. The annual cash retainers described in Sections 1(a) and
1(b) shall be earned on a quarterly basis based on a calendar quarter and shall be paid by the Company in arrears not later than 30 days following the end of each calendar quarter. In the event an Eligible
Director does not serve as a director, or in the applicable positions described in Section 1(b), for an entire calendar quarter, the retainer paid to such Eligible Director shall be prorated for the portion of such calendar quarter actually served as a director, or in such position, as applicable.
2.Equity Compensation.
a.General. Eligible Directors automatically shall be granted the equity awards described below. The awards described below shall be granted under and shall be subject to the terms and provisions of the Company’s 2020 Incentive Award Plan or any other applicable Company equity incentive plan then-maintained by the Company (such plan, as may be amended from time to time, the “Equity Plan”) and may be granted subject to the execution and delivery of award agreements, including attached exhibits, in substantially the forms approved by the Board prior to or in connection with such grants. All applicable terms of the Equity Plan apply to this Program as if fully set forth herein, and all grants of equity awards hereby are subject in all respects to the terms of the Equity Plan. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Equity Plan.
b.Initial Awards.
i.Each Eligible Director who is initially elected or appointed to serve on the Board after the Effective Date automatically shall be granted a Restricted Stock Unit award with a value of $200,000 (the “Initial Equity Award”). The number of Restricted
Stock Units subject to an Initial Equity Award will be determined by dividing the value by the 30-calendar-day average closing price for the Company’s common stock through and including the date prior to the applicable grant date (with any fractional Restricted
Stock Units being rounded down to the next whole number). The Initial Equity Award shall be granted on the date on which such Eligible Director is appointed or elected to serve on the Board, and shall vest as to one-third of the shares underlying the Initial
Equity Award on each of the first three anniversaries of the applicable grant date, such that the Initial Equity Award is fully vested on the third anniversary of the grant date, subject to such Eligible Director’s continued service through the applicable vesting date.
c.Annual Awards.
i.An Eligible Director who is serving on the Board as of the date of the annual meeting of the Company’s stockholders (the “Annual Meeting”) each calendar year automatically shall be granted a Restricted Stock Unit award with a value of
$200,000 (an “Ongoing Annual Award”). The number of Restricted Stock Units subject to an Annual
Award will be determined by dividing the value by the 30-calendar-day average closing price for the
Company’s common stock through and including the date prior to the applicable grant date (with any fractional Restricted Stock Units being rounded down to the next whole number). Each Annual Award shall be granted on the date of the applicable Annual Meeting and shall vest in full on the earlier to occur of (i) the one- year anniversary of the applicable grant date and (ii) the date of the next Annual Meeting following the grant date, subject to continued service through the applicable vesting date.
ii.If an Eligible Director is elected or appointed to serve on the Board at any time other than at an Annual Meeting, such Eligible Director automatically shall be granted a Restricted Stock Unit award (a “Pro-Rated Annual Award” and together with the Ongoing Annual Awards, the “Annual Awards”; and the Annual Awards, together with the Initial Equity Award, the “Director Equity Awards”). The number of Restricted
Stock Units subject to a Pro-Rated Annual Award will be determined by multiplying (x)
$200,000, by (y) a fraction, the numerator of which is the remainder of 365 minus the number of days between the adjournment of the last Annual Meeting and the date of the election or appointment, and the denominator of which is 365, and then dividing the value by the 30-calendar-day average closing price for the Company’s common stock through and including the date prior to the applicable grant date (with any fractional
Restricted Stock Units being rounded down to the next whole number). Each Pro-Rated
Annual Award shall be granted on the date of such applicable election or appointment and shall vest in full on the earlier to occur of (i) the one-year anniversary of the date of the last Annual Meeting preceding the grant date and (ii) the date of the next Annual Meeting following the grant date, subject to continued service through the applicable vesting date.
d.Accelerated Vesting Events. Notwithstanding the foregoing, an Eligible
Director’s Director Equity Award(s) shall vest in full immediately prior to the occurrence of a Change in Control, other than a Non-Transactional Change in Control, to the extent outstanding at such time.
e.Deferred Compensation Plan. Eligible directors may elect to participate in the
Company’s Deferred Compensation Plan for Directors (the “DCP”) pursuant to the terms and conditions of the DCP, as in effect from time to time.
3.Compensation Limits. Notwithstanding anything to the contrary in this Program, all compensation payable under this Program will be subject to any limits on the maximum amount of non-
employee Director compensation set forth in the Equity Plan, as in effect from time to time.
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